UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         August 15, 2007
                                                 -------------------------------

                   Harleysville Savings Financial Corporation
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             (Exact name of registrant as specified in its charter)

Pennsylvania                          0-29709                        23-3028464
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(State or other jurisdiction     (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


271 Main Street, Harleysville, Pennsylvania                             19438
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(Address of principal executive offices)                              (Zip Code)


(Registrant's telephone number, including area code)     (215) 256-8828
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03       Amendments  to  Articles  of  Incorporation or Bylaws; Change in
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                Fiscal Year.
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         On August 15,  2007,  the Board of Directors  of  Harleysville  Savings
Financial Corporation (the "Company") adopted amendments to certain provisions of Article VII, Section 7.1 and 7.2 of the Company's Bylaws and amended Article IV of the Company's Articles of Incorporation to insert a new subsection E (the "Amendments"). The purpose of the Amendments is to make the Company's common stock eligible for participation in a Direct Registration Program operated by a clearing agency (such as the one offered by the Depository Trust Company), as required pursuant to NASDAQ Marketplace Rule 4350(1), as recently amended. To be eligible for a Direct Registration Program, the Company's common stock must
qualify  as  "eligible   securities,"  meaning  that  the  Company  must  permit
electronic direct registration of the common stock in an investor's name on the books of the transfer agent or the Company, and similarly allow the common stock to be transferred between a transfer agent and broker. Accordingly, the Amendments were adopted to provide for a system of issuance, recordation and transfer of the Company's common stock by electronic or other means not involving any issuance of physical certificates.

         The Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws, which are attached to this Current Report as Exhibits 3.1 and 3.2, respectively, are incorporated herein by reference. The description of the Amendments is qualified in its entirety by reference to Exhibits 3.1 and 3.2.

Item 9.01       Financial Statements and Exhibits
                ---------------------------------

       (a)      Not applicable.

       (b)      Not applicable.

       (c)      Not applicable

       (d)      The following exhibits are included with this Report:


       Exhibit No.       Description
       -----------       -----------

       3.1 Amended and Restated Articles of Incorporation of Harleysville Savings Financial Corporation

       3.2 Amended and Restated Bylaws of Harleysville Savings Financial Corporation


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

               HARLEYSVILLE SAVINGS FINANCIAL CORPORATION


               By:     /s/ Brendan J. McGill
                       ---------------------------------------------------------
                       Name:   Brendan J. McGill
                       Title:  Senior Vice President and Chief Financial Officer


Date:  August 17, 2007


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